UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 30, 2018
Date of Report
(Date of earliest event reported)

Access National Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-49929	82-0545425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
(Address of principal executive offices) (Zip Code)

(703) 871-2100
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

          Emerging growth company       ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                    ⃞

Item 2.02          Results of Operations and Financial Condition.

Access National Corporation (the “Company”) (Nasdaq: ANCX) issued a press release (the “Press Release”) announcing its unaudited financial results on January 30, 2018 for the quarter and year ended December 31, 2017.  A copy of the Press Release detailing the summary results is attached hereto as Exhibit 99.1.

Item 7.01          Regulation FD Disclosure.

The Company also announced on January 30, 2018 that its Board of Directors declared a cash dividend of $0.15 per share to shareholders of record as of February 12, 2018, for payment on February 23, 2018.  A copy of the press release summarizing the announcement is attached hereto as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits.

(a)	-	Not applicable.

(b)	-	Not applicable.

(c)	-	Not applicable.

(d)		Exhibits.

		Exhibit Number	Description

		Exhibit 99.1	Press Release, dated January 30, 2018 announcing unaudited financial results for the quarter and year ended December 31, 2017 and declaration of quarterly dividend.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS NATIONAL CORPORATION
(Registrant)

Date:	February 2, 2018	By:	/s/ Michael W. Clarke
		Name:	Michael W. Clarke
		Title:	President & Chief Executive Officer